Exhibit 10.1

Execution Version

OMNIBUS TERMINATION AND RELEASE AGREEMENT

July 30, 2012

This Omnibus Termination and Release Agreement (the “Agreement”) is made as of the date first written above by and among the undersigned parties (each, a “Party,” and collectively, the “Parties”).

WHEREAS, as a condition to the execution and delivery of the Amended and Restated Agreement and Plan of Merger by and among (i) Fidelity National Financial, Inc. (“Parent”), (ii) solely for the purposes of Section 9.14 Fidelity Newport Holdings, LLC (the “Operating Company”), (iii) solely for the purpose of Section 9.14 American Blue Ribbon Holdings, Inc. (“Purchaser”), (iv) New Athena Merger Sub, Inc. (“New Merger Sub”), (v) Athena Merger Sub, Inc. (“Old Merger Sub”) and (vi) J. Alexander’s Corporation (the “Company”), dated as of July 30, 2012 (the “Agreement”), each Party is terminating each of the agreements to which it is a party set forth on Schedule A hereto (each, a “Terminated Agreement,” and collectively, the “Terminated Agreements”) that was originally entered into in connection with  the Agreement and Plan of Merger by and among (i) Parent, (ii) the Operating Company, (iii) Purchaser, (iv) Old Merger Sub and (v) the Company, dated as of June 22, 2012 (the “Prior Agreement”).

WHEREAS, each of the Parties is a party to one or more of the Terminated Agreements, and each Party desires to terminate, release and be released from its respective rights, claims and obligations under such Terminated Agreement(s) pursuant to the terms of this Agreement.

WHEREAS, capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement.

NOW, THEREFORE, in consideration of the promises, representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, each of the Parties hereby agrees as follows:

1.           Intent of Agreement.  This Agreement is intended by the Parties to be a full and final settlement and release of any and all claims, known or unknown, of any type or nature among the Parties related to, or arising out of, the Terminated Agreements.

2.           Termination of Terminated Agreements.  Each of the Parties hereby agrees that, as of the date hereof, (a) each of the Terminated Agreements to which such Party is a party shall terminate and be of no further force or effect and (b) none of the parties to such Terminated Agreement(s) shall have any further rights, duties, liabilities or obligations of any nature whatsoever with respect to, in connection with, or otherwise arising out of, such Terminated Agreement(s).

3.           Release.  Each of the Parties (the “Releasors”), on behalf of itself and each of its successors and assigns, hereby releases, forever discharges and covenants not to take any action against any of the other parties to the Terminated Agreement(s) to which such Releasor is a party and any of such other parties’ respective representatives, directors, officers, attorneys, agents, employees, Affiliates, shareholders, controlling persons, subsidiaries, successors and assigns (individually, a “Releasee,” and collectively, “Releasees”) from, and with respect to, any and all claims, dues and demands, proceedings, causes of action, orders, obligations, contracts and agreements, debts and liabilities of any nature whatsoever, whether at law or in equity, that such Releasor or any of such Releasor’s successors and assigns now has, has ever had or may hereafter have against the respective Releasees with respect to, in connection with, or otherwise arising out of, such Terminated Agreement(s).

4.           Execution in Counterparts.  This Agreement may be executed and delivered in any number of counterparts and by the Parties in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

5.           Successors; Governing Law.  This Agreement shall be binding upon each of the Parties and their respective successors and assigns.  This Agreement shall be, in all respects, governed by the laws of the State of Tennessee without reference to conflict of law principles.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be signed in their name by their proper officer(s) thereunto duly authorized, as of the date first above written.

FIDELITY NATIONAL FINANCIAL, INC.

By:	/s/ Michael L. Gravelle
Name:	Michael L. Gravelle
Title:	Executive Vice President, General
Counsel and Corporate Secretary

[SIGNATURE PAGE TO OMNIBUS TERMINATION AGREEMENT]

FIDELITY NATIONAL SPECIAL OPPORTUNITIES, INC.

By:	/s/ Michael L. Gravelle
Name:	Michael L. Gravelle
Title:	Executive Vice President, General
Counsel and Corporate Secretary

[SIGNATURE PAGE TO OMNIBUS TERMINATION AGREEMENT]

NEWPORT GLOBAL OPPORTUNITIES FUND, LP

By:	/s/ Timothy T. Janszen
Name:	Timothy T. Janszen
Title:	Chief Executive Officer

[SIGNATURE PAGE TO OMNIBUS TERMINATION AGREEMENT]

AMERICAN BLUE RIBBON HOLDINGS, INC.

By:	/s/ Goodloe Partee
Name:	Goodloe Partee
Title:	Authorized Person

[SIGNATURE PAGE TO OMNIBUS TERMINATION AGREEMENT]

FIDELITY NEWPORT HOLDINGS, LLC

By:	/s/ Hazen Ouf
Name:	Hazem Ouf
Title:	Chief Executive Officer

[SIGNATURE PAGE TO OMNIBUS TERMINATION AGREEMENT]

J. ALEXANDER’S CORPORATION

By:	/s/ Lonnie J. Stout II
Name:	Lonnie J. Stout II
Title:	Chairman, President and
Chief Executive Officer

[SIGNATURE PAGE TO OMNIBUS TERMINATION AGREEMENT]

Schedule A

Terminated Agreements

1.	Subscription Agreement, dated as of June 22, 2012, by and among American Blue Ribbon Holdings, Inc. and each of the Purchasers (as defined therein).

2.	Exchange Agreement, dated as of June 22, 2012, by and among Purchaser, the Operating Company, the Company and each of the holders of LLC Units (as defined therein) from time to time party thereto.

3.	Asset Contribution Agreement, dated as of June 22, 2012, by and between the Company and the Operating Company.

4.	Agreement and Plan of Restructuring of J. Alexander’s Corporation, dated as of June 22, 2012, by and among the Company, Parent and Purchaser.

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